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                         ------------------------------

                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund

             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                        PROSPECTUS -- NOVEMBER 30, 1998

--------------------------------------------------------------------------------
      PaineWebber Asset Allocation Funds are designed for investors generally seeking high total return. PaineWebber Balanced Fund invests in a combination of equity securities, bonds and money market instruments and maintains a fixed income allocation of at least 25% at all times. PaineWebber Tactical Allocation Fund follows a systematic investment strategy that allocates its assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

      This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read this Prospectus carefully and retain a copy for future reference.

      A Statement of Additional Information dated November 30, 1998 has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your PaineWebber investment executive, PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. In addition, the
      Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.
--------------------------------------------------------------------------------

      THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

      The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are both in the ASSET ALLOCATION category.

      o MONEY MARKET FUND for income and stability by investing in high-quality, short- term investments.

      o BOND FUNDS for income by investing mainly in bonds.

      o TAX-FREE BOND FUNDS for income exempt from federal income tax and, in some cases, state and local income taxes, by investing in municipal bonds.

      o ASSET ALLOCATION FUNDS for high total return by investing in stocks and bonds.

      o STOCK FUNDS for long-term growth by investing mainly in equity securities.

      o GLOBAL FUNDS for long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments.

      o FUNDS OF FUNDS for either long-term growth of capital; total return; or income and, secondarily, growth of capital by investing in other PaineWebber mutual funds.

      A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

      INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
              OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               -----------------
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                               Prospectus Page 1
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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                              TABLE  OF  CONTENTS

--------------------------------------------------------------------------------

                                           Page
                                           ----

The Funds at a Glance...................     3

Expense Table...........................     5

Investment Objectives & Policies........     7

Investment Philosophy & Process.........     8

Performance.............................    10

The Funds' Investments..................    13

Flexible PricingSM......................    19

How to Buy Shares.......................    22

How to Sell Shares......................    23

Other Services..........................    24

Management..............................    25

Determining the Shares' Net Asset
  Value.................................    27

Dividends & Taxes.......................    27

General Information.....................    28

Financial Highlights....................    30


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                               Prospectus Page 2
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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                           THE  FUNDS  AT  A  GLANCE

--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete investment program, but one or both of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

BALANCED FUND

GOAL: To increase the value of your investment by investing in a combination of equity securities, bonds and money market instruments, while maintaining a fixed income allocation of at least 25% at all times (including bonds and cash).

INVESTMENT OBJECTIVE: High total return with low volatility.

RISKS: Although Balanced Fund seeks total return, it may not achieve as high a level of either of the two components of total return -- capital appreciation and current income -- as a fund that has only one of those objectives as its primary objective. Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. Certain investment grade bonds in which the Fund may invest have speculative characteristics. The bonds in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may invest in mortgage- and asset-backed securities, which involve additional risks, such as those relating to the prepayment of principal on the underlying obligations. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which may involve more risk than investing in the securities of U.S. companies. The Fund also may invest up to 10% of its total assets in high yield, high risk bonds, including convertible securities, which are considered predominantly speculative and involve major risk exposure to adverse conditions. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On October 31, 1998 Balanced Fund had over $242 million in assets.

TACTICAL ALLOCATION FUND

GOAL: To increase the value of your investment by following a systematic investment strategy that allocates Tactical Allocation Fund's assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

INVESTMENT OBJECTIVE: Total return, consisting of long-term capital appreciation and current income.

RISKS: Although Tactical Allocation Fund seeks total return, it may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. The Fund invests in equity securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which may involve more risk than investing in the securities of U.S. companies. The U.S. Treasury notes and U.S. Treasury bills in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On October 31, 1998, Tactical Allocation Fund had over $1.5 billion in assets.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of each Fund.

                               -----------------
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                               Prospectus Page 3

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                           THE  FUNDS  AT  A  GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

BALANCED FUND is for investors who want total return, consisting of long-term capital appreciation and current income, with relatively low volatility through investments in equity securities, bonds and money market instruments. The Fund is designed for investors who want an investment that maintains a fixed income allocation at all times, yet has the flexibility to change its investment mix in response to changing market conditions. Over time, the 25% minimum in fixed income investments (including bonds and cash) should result in a lower risk profile for the Fund and lower volatility than if it could invest 100% of its assets in equity securities.

TACTICAL ALLOCATION FUND is for investors who want total return, consisting of long-term capital appreciation and current income, through a systematic investment strategy that allocates assets between equity securities included in the S&P 500 Index and U.S. Treasury notes or U.S. Treasury bills. The Fund is designed for investors who want to participate in the broad stock market, yet want the flexibility to take a more defensive posture when a cyclical decline in stock prices is anticipated. This disciplined approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends.

                                    * * * *

See page 9 for a summary of certain significant differences between Balanced Fund and Tactical Allocation Fund.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

                               -----------------
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                               Prospectus Page 4

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                 EXPENSE  TABLE

--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below are based on those incurred for the most recent fiscal year.

SHAREHOLDER TRANSACTION EXPENSES                               CLASS A    CLASS B    CLASS C    CLASS Y
                                                               -------    -------    -------    -------
Maximum Sales Charge on Purchases of Shares (as a % of
  offering price)...........................................      4.5%      None       None       None
Sales Charge on Reinvested Dividends (as a % of offering
  price)....................................................     None       None       None       None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net
    asset value at the time of sale, whichever is less).....     None          5%         1%      None
Exchange Fee................................................     None       None       None       None

ANNUAL FUND OPERATING EXPENSES (as a % of average net
  assets)
BALANCED FUND
Management Fees.............................................     0.75%      0.75%      0.75%      0.75%
12b-1 Fees..................................................     0.25       1.00       1.00       0.00
Other Expenses..............................................     0.26       0.28       0.25       0.14
                                                                -----      -----      -----      -----
Total Operating Expenses....................................     1.26%      2.03%      2.00%      0.89%
                                                                -----      -----      -----      -----
                                                                -----      -----      -----      -----
TACTICAL ALLOCATION FUND
Management Fees.............................................     0.46%      0.46%      0.46%      0.46%
12b-1 Fees..................................................     0.25       1.00       1.00       0.00
Other Expenses..............................................     0.24       0.25       0.24       0.21
                                                                -----      -----      -----      -----
Total Operating Expenses....................................     0.95%      1.71%      1.70%      0.67%
                                                                -----      -----      -----      -----
                                                                -----      -----      -----      -----

 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.
 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
 CLASS C SHARES: If a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.
 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at the effective maximum annual rate of 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                               CLASS A    CLASS B    CLASS C    CLASS Y
                                                               -------    -------    -------    -------
12b-1 service fees..........................................      0.25%     0.25%      0.25%      None
12b-1 distribution fees.....................................      None      0.75       0.75       None

For more information, see "Management" and "Flexible Pricing(Service Mark)."

                               -----------------
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                               Prospectus Page 5
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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                 EXPENSE  TABLE
                                  (Continued)
--------------------------------------------------------------------------------

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return:

BALANCED FUND
EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------                              ------    -------    -------    --------
Class A............................    $57       $ 83       $111       $ 190
Class B (Assuming sale of all
  shares at end of period).........    $71       $ 94       $129       $ 198
Class B (Assuming no sale of
  shares)..........................    $21       $ 64       $109       $ 198
Class C (Assuming sale of all
  shares at end of period).........    $30       $ 63       $108       $ 233
Class C (Assuming no sale of
  shares)..........................    $20       $ 63       $108       $ 233
Class Y............................    $ 9       $ 28       $ 49       $ 110

TACTICAL ALLOCATION FUND

EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------                              ------    -------    -------    --------
Class A............................    $54       $ 74       $ 95       $ 156
Class B (Assuming sale of all
  shares at end of period).........    $67       $ 84       $113       $ 163
Class B (Assuming no sale of
  shares)..........................    $17       $ 54       $ 93       $ 163
Class C (Assuming sale of all
  shares at end of period).........    $27       $ 54       $ 92       $ 201
Class C (Assuming no sale of
  shares)..........................    $17       $ 54       $ 92       $ 201
Class Y............................    $ 7       $ 21       $ 37       $  83

 ASSUMPTIONS MADE IN THE EXAMPLES

 o ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 o CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 o CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 o CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

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                               Prospectus Page 6
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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                      INVESTMENT  OBJECTIVES  &  POLICIES

--------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. The Funds' other investment policies, except where noted, are not fundamental and may be changed by their respective boards. See the summary on page 9 for certain significant differences between Balanced Fund and Tactical Allocation Fund.

BALANCED FUND

Balanced Fund's investment objective is high total return with low volatility. Total return consists of long-term capital appreciation and current income. The Fund pursues this objective by investing primarily in a combination of three asset classes: stocks (equity securities), bonds and cash (money market securities). The portion invested in each of these asset classes is based on Mitchell Hutchins' judgment of the best allocation of the Fund's assets. However, the Fund maintains a fixed income allocation (including bonds and cash) of at least 25% at all times, which should result in lower volatility for the Fund relative to a fund that invests solely in equity securities.

The Fund may invest in a broad range of:

o Equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth;

o Investment grade bonds, that is, bonds that, at the time of purchase, are assigned one of the four highest grades by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another nationally recognized statistical rating agency or, if unrated, are determined by Mitchell Hutchins to be of comparable quality;

o U.S. government securities;

o Bonds and other securities (including convertible securities) rated at least B by S&P or Moody's, comparably rated by another nationally recognized statistical rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated BB or B by S&P (or Ba or B by Moody's) are below investment grade and regarded as having predominantly speculative characteristics with respect to the ability to pay interest and repay principal. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions. The Fund will not invest more than 10% of its total assets in bonds and other securities rated below investment grade; and

o High quality money market securities.

TACTICAL ALLOCATION FUND

Tactical Allocation Fund's investment objective is total return, consisting of long-term capital appreciation and current income. The Fund seeks to achieve its objective by using a systematic investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

In seeking total return, the Fund shifts its asset mix between an equity portion, designed to track the performance of the S&P 500 Index (the Fund holds approximately 465 of the 500 stocks in the S&P 500 Index), and a bond portion, consisting of five-year U.S. Treasury notes, or a cash portion, consisting of 30-day U.S. Treasury bills. The allocation among these three segments is determined by the asset mix recommendation of the Mitchell Hutchins Tactical Allocation Model.

The Fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index, by investing in common stocks held in the S&P 500 Index, but taking a more defensive posture when Mitchell Hutchins Tactical Allocation Model signals a potential bear market, a prolonged or significant downturn in stock prices.

                                    * * * *

As with any mutual fund, there is no assurance that either Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

                               -----------------
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                               Prospectus Page 7
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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                       INVESTMENT  PHILOSOPHY  &  PROCESS

--------------------------------------------------------------------------------

BALANCED FUND

Mitchell Hutchins believes that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook of investors have been fully discounted by the market. Mitchell Hutchins also believes that returns on stocks and bonds are fundamentally related to key economic variables, such as interest rates, profit growth and inflation. Based on these fundamental relationships, values of the key economic variables and the current market environment, Mitchell Hutchins determines the asset allocation it believes to be optimal.

Once Balanced Fund's asset allocation is determined, the portfolio managers specializing in each asset class select individual securities for each portion of the portfolio. Mitchell Hutchins regularly monitors the key economic variables and shifts the asset allocation mix when there are significant changes in market outlooks.

Balanced Fund uses the following investment process to determine the individual securities for each portion of the Fund:

o EQUITY SECURITIES. Mitchell Hutchins uses its proprietary Factor Valuation Model to identify stocks providing a combination of value and price momentum. The Model screens a universe of small-to large-capitalization companies from ten different business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:

     --VALUE: projected dividends, cash flow, earnings and book value;

     --MOMENTUM: earnings and price to identify companies that could surprise on the upside; and

     --ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.

The equity securities ranking in the top 20% of the Factor Valuation Model's universe are screened twice a month. Then the portfolio managers take a closer look at those equity securities that rank higher based on value and momentum. Mitchell Hutchins applies traditional analysis and may speak to the management of these companies, as well as to the management of their competitors.

o BONDS. Mitchell Hutchins selects these securities based on its analysis of their duration and risk structures (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities).

o MONEY MARKET INSTRUMENTS. Mitchell Hutchins' decision to use these securities is based on its judgment of how they can further the Fund's investment objective.

Mitchell Hutchins may make changes to its investment models over time.

As of August 31, 1998, the Fund's net assets were allocated as follows: equity securities, 50%; bonds, 44%; and cash and cash equivalents (including other assets net of liabilities), 6%. At February 28, 1998, the net asset allocations were: equity securities, 68%; bonds, 25%; and cash and cash equivalents (including other assets net of liabilities), 7%.

TACTICAL ALLOCATION FUND

Mitchell Hutchins allocates Tactical Allocation Fund's assets between stocks and either bonds or cash, determined by the Tactical Allocation Model's quantitative assessment of the projected rates of return of each asset class. The Model embraces the concept that incremental return to the S&P 500 Index can be achieved through the tactical allocation of portfolio assets across three main asset classes--stocks, bonds and cash. This systematic approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends. The emphasis of the Model is to avoid or reduce exposure to the stock market during down cycles and to track the S&P 500 Index in periods of strongly positive market performance. In contrast to a typical S&P 500 Index fund that maintains a 100% allocation to the Index at all times, the Fund is designed to take a more defensive posture when the Tactical Allocation Model signals a potential bear market or a prolonged or significant downturn in stock prices.

The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors including:

o current prices of stocks and their expected future dividends; and

o yield-to-maturity of the one-year U.S. Treasury bill.

When the stock market's ERP is high, the Tactical Allocation Model signals the Fund to invest 100% in stocks. Conversely, when the ERP decreases below

                               -----------------
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                               Prospectus Page 8
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--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

certain threshold levels, the Model signals the Fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This "bond risk premium" ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

Asset reallocations are made on the first business day of each month. In addition to any reallocation of assets dictated by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to re-establish the Model's recommended asset allocation mix. Mitchell Hutchins may make changes to the Model over time.

The Fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Fund operating expenses, dividends and other distributions on its shares and to meet anticipated sales of shares by Fund investors.

As a result, even if the Tactical Allocation Model does not recommend an allocation to cash, the Fund still may hold cash.

As of August 31, 1998 and February 28, 1998, 100% of the Fund's assets were allocated to stocks.

  SIGNIFICANT DIFFERENCES BETWEEN BALANCED FUND AND TACTICAL ALLOCATION FUND

                                              BALANCED FUND                          TACTICAL ALLOCATION FUND
 Investment Objective          High total return with low volatility.       Total return, consisting of long-term
                                                                            capital appreciation and current income.

 Asset Allocation Decision     Assets may be reallocated at any time,       Assets may be reallocated only on the first
                               based on Mitchell Hutchins' fundamental      business day of each month based on the
                               valuations for each asset class using its    Mitchell Hutchins' Tactical Allocation
                               consensus forecast for certain economic      Model.
                               variables.

 Asset Mix                     Fixed income allocation (bonds and cash):    Tactical Allocation Model signals a stock
                               at least 25% at all times, which should      segment of 100%, 75%, 50%, 25% or 0% and
                               result in lower volatility for the Fund      selects bonds or cash for the balance, if
                               relative to a fund that invests solely in    any.
                               equity securities.

 Stock Selection               Discretionary, based on the Mitchell         When there is a stock allocation, invests
                               Hutchins Factor Valuation Model, which       in about 465 of the 500 common stocks that
                               evaluates companies' potential for rapid     make up the S&P 500 Index.
                               earnings growth.

 Fixed Income Selection        Discretionary, may select from broad range   When there is a bond allocation, five- year
                               of debt securities with government or        U.S. Treasury notes. When there is a cash
                               private issuers.                             allocation, 30-day U.S. Treasury bills.

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

These charts show the calendar year total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. Average annual returns, both before and after deducting the maximum sales charges, are shown below in the tables that follow the performance charts. Past results are not a guarantee of future results. Balanced Fund had no Class Y shares outstanding during the calendar years shown.

BALANCED FUND

Balanced

          1988    1989   1990      1991    1992    1993     1994     1995     1996     1997
Class A                           11.53%   5.18%  15.63%   -9.88%   23.13%   14.74%   24.57%
Class B  11.34%  10.84%  1.95%    18.52%   4.46%  14.66%  -10.51%   22.23%   13.81%   23.63%
Class C                                    5.08%  14.79%  -10.48%   22.15%   13.86%   23.61%

The 1991 return for Class A shares represents the period from inception on July 1, 1991 through December 31, 1991.
The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
As of August 31, 1998
                                      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                          ------           --------           ------           --------
Inception Date.....................       7/1/91           12/12/86           7/2/92            3/26/98
ONE YEAR
  Before deducting maximum sales
     charges.......................         4.69%              3.87%            3.89%               N/A
  After deducting maximum sales
     charges.......................       (0.03)%            (0.64)%            2.99%               N/A
FIVE YEARS
  Before deducting maximum sales
     charges.......................        10.93%             10.12%           10.11%               N/A
  After deducting maximum sales
     charges.......................         9.92%              9.86%           10.11%               N/A
TEN YEARS OR LIFE OF CLASS
  Before deducting maximum sales
     charges.......................        11.23%             10.22%           10.42%            (9.41)%
  After deducting maximum sales
     charges.......................        10.52%             10.22%           10.42%            (9.41)%

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


TACTICAL ALLOCATION FUND

Tactical


              7/22/92-12/31/92        1993     1994     1995     1996      1997
Class A                               6.48%   -0.59%   35.12%   21.53%    32.00%
Class B                                                         18.06%    31.05%
Class C              6.67%            7.64%   -1.28%   34.09%   20.66%    31.01%
Class Y                               6.65%   -0.28%   35.48%   21.79%    32.39%

The 1993 returns for Class A shares and Class Y shares represent the period from inception on May 10, 1993 through December 31, 1993. The 1996 return for
Class B shares represents the period from inception on January 30, 1996 through December 31, 1996. The 1992 return for Class C shares represents the period from inception on July 22, 1992 through December 31, 1992. Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

AVERAGE ANNUAL RETURNS
As of August 31, 1998
                                      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                         --------          --------          --------          --------
Inception Date.....................       5/10/93           1/30/96           7/22/92           5/10/93
ONE YEAR
  Before deducting maximum sales
     charges.......................          7.31%             6.49%             6.49%             7.62%
  After deducting maximum sales
     charges.......................          2.47%             1.49%             5.49%             7.62%
FIVE YEARS
  Before deducting maximum sales
     charges.......................         16.70%              N/A             15.84%            17.00%
  After deducting maximum sales
     charges.......................         15.62%              N/A             15.84%            17.00%
LIFE
  Before deducting maximum sales
     charges.......................         16.75%            17.76%            15.17%            17.06%
  After deducting maximum sales
     charges.......................         15.74%            16.86%            15.17%            17.06%

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized returns show the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-to-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares reflect deduction of the Funds' maximum initial sales charge of 4.5% at the time of purchase, and standardized returns for Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life". Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-to-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                            THE  FUNDS'  INVESTMENTS

--------------------------------------------------------------------------------

BALANCED FUND

EQUITY SECURITIES include common stocks, most preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, similar to a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock, of the same or a different issuer, within a particular period of time at a specified price or formula.

BONDS are fixed or variable rate debt obligations, including notes, debentures and similar instruments and securities. Mortgage and asset-backed and income producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Corporations, governments and other issuers utilize bonds as a way to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association ("Sallie Mae"), the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MORTGAGE AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed securities represent a direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Fannie Mae (also known as the Federal National Mortgage Association) or other government sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. Mortgage-backed securities may be composed of one or more classes and may be structured as either pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks; and evaluating them requires special knowledge.

When interest rates go down and property owners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

ZERO COUPON BONDS are securities that make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer of these bonds receives a rate of return by the gradual appreciation of the security, which results from the

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


fact that it will be paid at face value on a specified maturity date. There are many kinds of zero coupon bonds. Some are issued in zero-coupon form, including stripped U.S. government securities issued through the U.S. Treasury. Others are created by brokerage firms that strip (separate) the coupons (unmatured interest payments) from interest-paying bonds and sell the principal and the coupons separately. Balanced Fund may invest in other securities with original issue discount ("OID"), a term that means the securities are issued at a price lower than their value at maturity even though the securities also may make periodic cash payments. OID securities are more sensitive to changes in interest rates than securities that pay interest in cash.

MONEY MARKET SECURITIES in which Balanced Fund may invest include:

o U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities;

o Obligations of U.S. banks (including certificates of deposit and bankers' acceptances) with total assets in excess of $1.5 billion at the time of purchase;

o Interest-bearing savings deposits in U.S. commercial and savings banks with principal amounts that are fully insured by the Federal Deposit Insurance Corporation (the aggregate amount of these deposits may not exceed 5% of the value of the Fund's assets);

o Commercial paper and other short-term corporate obligations; and

o Variable and floating-rate securities and repurchase agreements.

In addition, Balanced Fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation. These participation interests are the interests of securities held by others on a pro-rata basis.

TACTICAL ALLOCATION FUND

STOCK PORTION. In its stock portion, Tactical Allocation Fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index by investing in approximately 465 of the 500 common stocks included in that Index. The S&P 500 Index, which is chosen by S&P on a statistical basis and may change from time to time, emphasizes large capitalization stocks and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry sector. The Fund attempts to achieve a correlation between the performance of the stock portion and that of the S&P 500 Index of at least 0.95, before the deduction of operating expenses (a correlation of 1.00 would be perfect, which would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the Index).

BOND PORTION. In its bond portion, Tactical Allocation Fund invests in U.S. Treasury notes having five years remaining to maturity at the beginning of the then-current calendar year or, if those instruments are unavailable at favorable prices, in U.S. Treasury notes with remaining maturities as close as possible to five years. The Fund does not invest in bonds and cash simultaneously, except as noted below.

CASH PORTION. In its cash portion, Tactical Allocation Fund invests in U.S. Treasury bills with remaining maturities of 30 days or, if those instruments are unavailable at favorable prices, in U.S. Treasury bills with remaining maturities as close as possible to 30 days. Limited amounts of the Fund's assets are normally invested in cash, generally to pay expenses.

RISKS

Following is a discussion of risks that are common to both Funds:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bonds prices will fall, lowering the value of the Funds' bond investments. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds. See "Duration."

Credit risk is the risk that the issuer or guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

FOREIGN SECURITIES. Balanced Fund may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Because the S&P 500 Index can include common stocks of foreign

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


issuers, Tactical Allocation Fund is also subject to certain risks associated with investments in U.S. dollar-denominated securities of foreign issuers.

Investing in securities of foreign companies can involve more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and they are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, swaps and similar instruments. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities and specially structured types of mortgage-and asset-backed securities, such as interest only and principal only classes of securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of a counterparty. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board of each Fund, monitors and evaluates the creditworthiness of the counterparties with which each Fund does business.

YEAR 2000 RISKS. Like other mutual funds, and other financial and business organizations around the world, each of the Funds could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other, major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Similarly, the companies in which the Funds invest and trading systems used by the Funds could be adversely affected by the Year 2000 Issue. The ability of a company or trading system to respond successfully to the Year 2000 Issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact.

BALANCED FUND--ADDITIONAL RISKS

In addition to the general risks, investments in Balanced Fund are subject to the following risks:

BOND RATINGS. Balanced Fund invests in a broad range of investment grade bonds. Investment grade quality means that the securities are rated within the four highest categories by a rating agency such as S&P or Moody's. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.

Balanced Fund may invest up to 10% of its total assets in bonds and other securities (including convertible securities) rated below investment grade, that is, below BBB by S&P or Baa by Moody's, but no lower than B by S&P or Moody's. Bonds rated below investment grade generally offer a higher current yield than that available for higher grade issues, but they involve higher risks. They are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. These securities, commonly referred to as "junk bonds," are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The Fund's policy of investing a portion of its assets in lower rated securities thus entails greater risks than those associated with investment in higher rated securities.

Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be

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                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage-and asset-backed securities in which Balanced Fund may invest differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other fixed income securities from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

The value and liquidity of many mortgage-backed securities declined sharply in the recent past due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which the Fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.

RISKS OF ZERO COUPON AND OID BONDS. Zero coupon bonds pay no interest to holders prior to maturity. Accordingly, they are generally more sensitive to changes in interest rates than other bonds. This means that when interest rates fall, the value of zero coupon bonds rises more rapidly than bonds paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. A portion of the OID on the zero coupon bonds must be included in Balanced Fund's income each year. This also is true for other OID bonds. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a federal excise tax (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These

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PaineWebber                      Balanced Fund          Tactical Allocation Fund


distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

Zero coupon bonds and OID bonds usually trade at a discount from their face or par value. These securities are subject to greater fluctuations of market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in selecting bonds for Balanced Fund's portfolio.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bonds, expected to be made, and weighs them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of Balanced Fund's portfolio. Various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than expected. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

LIMITS OF ASSET ALLOCATION STRATEGIES. Although each Fund seeks total return, consisting of both long-term capital appreciation and current income, a Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of these objectives as its primary objective.

TACTICAL ALLOCATION FUND--ADDITIONAL RISKS

In addition to the general risks, investments in Tactical Allocation Fund are subject to the following risks:

ASSET ALLOCATION STRATEGY AND INDEX INVESTING. The Fund is also subject to the risk that the Tactical Allocation Model may not correctly predict the appropriate times to shift the Fund's assets from one type of investment to another. Also, in the event the Tactical Allocation Model recommends frequent or significant shifts in the Fund's asset allocation mix, at a time when there are large amounts of unrealized capital gains, the Fund could potentially realize substantial capital gains. Realization of any such capital gains by the Fund would normally increase the amount of taxable distributions to shareholders in that fiscal year.

While Tactical Allocation Fund's stock portion attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the investment results of the stock portion generally are not identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that occur daily, as well as from expenses borne by the Fund.

INVESTMENT TECHNIQUES AND STRATEGIES

STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may use derivative instruments, including options (on securities, futures and indices) and futures contracts (on stock indices and debt securities) in strategies intended to reduce the overall risk of its investments ("hedge") or to enhance income or return (including adjusting a Fund's exposure to different asset classes or to maintain an exposure to stocks or bonds while maintaining a cash balance for Fund management purposes, such as to provide liquidity to meet anticipated sales by shareholders and for Fund operating expenses). Use of these derivative instruments solely to enhance income or return may be considered a form of speculation. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Balanced Fund also may enter into interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.

The Funds might not use any derivative instruments or strategies, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on interest rates, market values or other economic factors in using a derivative

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--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


instrument or strategy, a Fund might have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:

o the fact that the skills needed to use derivative instruments are different from those needed to select securities for the Funds,

o the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities being hedged,

o possible constraints on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities, and

o the possibility that a Fund is unable to close out or liquidate its position.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for a Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund, and may increase the potential for short-term capital gains.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. These include repurchase agreements maturing in more than seven days, certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale under SEC Rule 144A to be illiquid if Mitchell Hutchins has determined them to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards. Investing in 144A securities could have the effect of increasing the level of illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of calculating its net asset value.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recovering these securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the securities to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through a regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds), may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

OTHER INFORMATION. Each Fund may purchase securities on a "when-issued" or delayed-delivery basis. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, it immediately assumes the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% (Balanced Fund) or 20% (Tactical Allocation Fund) of its total assets, including (in the case of Balanced Fund) reverse repurchase agreements up to an aggregate value of 5% of its net assets.

                               -----------------
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                               Prospectus Page 18

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                              FLEXIBLE  PRICING(Service Mark)

--------------------------------------------------------------------------------

Each Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ("Transfer Agent") receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than those of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                         SALES CHARGE AS A PERCENTAGE OF:           DISCOUNT TO SELECTED
                                     ----------------------------------------       DEALERS AS PERCENTAGE OF
AMOUNT OF INVESTMENT                 OFFERING PRICE       NET AMOUNT INVESTED       OFFERING PRICE
--------------------                 --------------       -------------------       ------------------------
Less than $50,000..................       4.50%                   4.71%                       4.25%
$50,000 to $99,999.................       4.00                    4.17                        3.75
$100,000 to $249,999...............       3.50                    3.63                        3.25
$250,000 to $499,999...............       2.50                    2.56                        2.25
$500,000 to $999,999...............       1.75                    1.78                        1.50
$1,000,000 and over (1)............       None                    None                        1.00(2)

------------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

o their spouses, parents or children under age 21;

o their Individual Retirement Accounts (IRAs);
o certain employee benefit plans, including 401(k) plans;

o any company controlled by the investor;

o trusts created by the investor;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

o accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

o is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

o is the spouse, parent or child of any of the above;

o buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

     o was the investment executive's client at the competing brokerage firm;

     o within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a

                               -----------------
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                               Prospectus Page 19

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


       contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     o the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

o is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

o is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

o is a participant in the PaineWebber Members Only Program(Trademark). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

o is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

o acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

o acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund; or

o acquires Class A shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

For more information on how to get any reduced sales charge, investors should contact a PaineWebber investment executive or a correspondent firm or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                         PERCENTAGE BY WHICH
                                        THE SHARES' NET ASSET
IF THE INVESTOR SELLS SHARES WITHIN:     VALUE IS MULTIPLIED:
------------------------------------    ---------------------
1st year of purchase.................              5%
2nd year of purchase.................              4
3rd year of purchase.................              3
4th year of purchase.................              2
5th year of purchase.................              2
6th year of purchase.................              1
7th year of purchase.................           None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other

                               -----------------
--------------------------------------------------------------------------------
                              Prospectus Page 20

                        ------------------------------
--------------------------------------------------------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming they are selling:

o First, Class B shares owned through reinvested dividends and capital gain distributions; and

o Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

o sales of shares under a Fund's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Fund account under the
  Plan);

o a distribution from an IRA, a self-employed individual retirement plan ( "Keogh Plan ") or a custodial account under section 403(b) of the Code (after the investor reaches age 59 1/2);

o a tax-free return of an excess IRA contribution;

o a tax-qualified retirement plan distribution following retirement; or

o Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Funds if they seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the offering price (net asset value of at the time of purchase) or net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gains are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to 12b-1 distribution or service fees.

LIMITED GROUP OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

o a participant in the PW Programs listed below when Class Y shares are purchased through that PW Program;

o an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing(Service Mark) System;

o a qualified plan that has either
    5,000 or more eligible employees or
    $50 million or more in assets;

o an investment company advised by PaineWebber or an affiliate of PaineWebber;
  and

o for Tactical Allocation Fund, the trustee of the PaineWebber 401(k) Plus Plan ("PW 401(k) Plan"), formerly known as PaineWebber Savings Investment Plan ("PW SIP")

PACE MULTI-ADVISOR PROGRAM. An investor who participates in PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to the PACE Multi-Advisor Program.

PURCHASES BY THE TRUSTEE OF THE PW 401(K) PLAN

The Class Y shares of Tactical Allocation Fund also are offered for sale to the trustee of the PW 401(k) Plan, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW 401(k) Plan purchases and sells Class Y shares to implement the investment choices of individual plan participants with respect to their PW 401(k) Plan contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plan (collectively, the "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices.

Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWebber
(1-999-793-2237).

As described in the Plan Documents, the average net asset value per share at which Class Y shares of Tactical Allocation Fund are purchased or sold by the trustee of the PW 401(k) Plan for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW 401(k) Plan.

--------------------------------------------------------------------------------
                              HOW  TO  BUY  SHARES
--------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, normally at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which can be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

New investors to PaineWebber may complete and sign an account application and mail it along with a check. Investors also may open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

o mail an application with a check; or

o open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

                               -----------------
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                               Prospectus Page 22

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


MINIMUM INVESTMENTS

To open an account.................   $1,000
To add to an account...............   $  100

A Fund may waive or reduce these minimums for:

o employees of PaineWebber or its affiliates;

o participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan; or

o transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of most other PaineWebber mutual fund shares. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

o Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

o Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

o the investor's name and address;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be sold; and

o a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds.

--------------------------------------------------------------------------------
                             HOW  TO  SELL  SHARES
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day.

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Transfer Agent, may

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500. If a Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW 401(K) PLAN

The trustee of the PW 401(k) Plan sells Class Y shares of Tactical Allocation Fund to implement the investment choices of individual plan participants with respect to their PW 401(k) Plan contributions, as described in the Plan Documents referenced under "Flexible Pricing" above. The price at which Class Y shares are sold by the trustee of the PW 401(k) Plan might be more or less than the price per share at the time the participants made their investment choices.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------
                                OTHER  SERVICES
--------------------------------------------------------------------------------

Investors should consult their investment executive at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, B and C shares.

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan Service with a minimum initial investment of $1,000 through which the Funds will, on a monthly, quarterly, semiannual or annual basis, deduct $50 or more from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December), or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

o CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan are not subject to a contingent deferred sales charge. Investors may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available through PaineWebber in which purchases of PaineWebber funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                          ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                   MANAGEMENT

--------------------------------------------------------------------------------

Balanced Fund is a series of PaineWebber Master Series, Inc. ("Corporation") and Tactical Allocation Fund is a series of PaineWebber Investment Trust ("Trust"). The board of directors of the Corporation and the board of trustees of the Trust (each a "board") oversee the Funds' operations and, as part of this overall management responsibility, oversee various organizations responsible for the day-to-day management of each Fund. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board).

In accordance with procedures adopted by each board, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.

Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On October 31, 1998, Mitchell Hutchins was adviser or sub-adviser of investment companies with 75 separate portfolios and aggregate assets of approximately $42.7 billion.

As investment adviser and administrator for Balanced Fund and Tactical Allocation Fund, Mitchell Hutchins makes and implements all investment decisions and supervises all aspects of each Fund's operations.

T. Kirkham Barneby is responsible for the asset allocation decisions for both Balanced Fund and Tactical Allocation Fund. He has been responsible for the day-to-day management of Tactical Allocation Fund since February 1995.
Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. From March 1988 to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Nirmal Singh and Craig M. Varrelman, CFA, assist Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh and Mr. Varrelman are both senior vice presidents of Mitchell Hutchins. Mr. Singh has been with Mitchell Hutchins since September 1993. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities.

Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Each of these managers first assumed responsibilities with respect to Balanced Fund in August 1995.

Other members of Mitchell Hutchins' domestic equity and domestic fixed income investments groups provide

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


input on market outlook, interest rate forecasts, investment research and other considerations pertaining to each Fund's investments.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. Under advisory contracts, Balanced Fund pays a monthly fee at an annual rate of 0.75% of average daily net assets up to $500 million. This fee is reduced to 0.725% of assets from $500 million to $1 billion, with further breakpoints as assets increase. Tactical Allocation Fund pays a monthly fee at the annual rate of 0.50% of average daily net assets up to $250 million, and 0.45% of average daily net assets over $250 million. For the fiscal year ended August 31, 1998, Balanced Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.75% of its average daily net assets and Tactical Allocation Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.46% of its average daily net assets.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

o Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

o Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares and Class C Shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

o Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

o Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are purchased by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from either Fund or investors at the time Class B or C shares are purchased.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ("Distribution Contracts") specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                  DETERMINING  THE  SHARES'  NET  ASSET  VALUE

--------------------------------------------------------------------------------

The net asset value of a Fund's shares fluctuates and is determined separately for each class, normally as of the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, the Funds' net asset value per share will be calculated at the time trading was halted.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless its board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower-rated corporate bonds because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                              DIVIDENDS  &  TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Balanced Fund pays dividends semiannually from its net investment income and also may distribute net short-term capital gain, if any, with a periodic dividend. While Balanced Fund will not declare any distribution in excess of the amount of its net investment income and net short-term capital gain available at the time of declaration, it is possible that net capital losses sustained after the declaration of a distribution including net short-term capital gain could convert a portion of such a distribution to a non-taxable return of capital. Tactical Allocation Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. Net investment income includes dividend income, accrued interest and discount, less amortization of premium and accrued expenses. Substantially all of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and any undistributed net short-term capital gain, is distributed at least annually. Each Fund may make additional distributions if necessary to avoid income or excise taxes.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees, and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."

A Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application. For PW 401(k) Plan participants, Tactical Allocation Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


Dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of regulated investment companies such as the Funds, the relevant holding period is determined by how long the Fund has held the portfolio securities on which the gain was realized, not by how long the shareholders have held their Fund shares.

Shareholders not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and any portion of those dividends that qualifies for special treatment.

BACKUP WITHHOLDING

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAX ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of a Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently purchases Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss thereon would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized to a shareholder as a result of conversion of Class B shares into Class A shares.

                                    * * * *

Because the foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders, please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              GENERAL  INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

BALANCED FUND

Balanced Fund is a diversified series of the Corporation, an open-end management investment company that was incorporated in Maryland on October 29, 1985. The Corporation has authority to issue 10 billion shares of common stock of separate series, par value $.001 per share; four billion of these shares are classified as shares of Balanced Fund. Shares of one other series have been authorized.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


TACTICAL ALLOCATION FUND

Tactical Allocation Fund is a diversified series of the Trust, an open-end management investment company that was formed on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $.001 per share. Shares of one other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on each Fund's Class A, B, C and Y shares will differ.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about the other Fund. The boards of the Corporation and the Trust have considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation or the Trust may elect all of its board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to that class. The shares of each series of the Corporation or the Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETING

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation or the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the Corporation's or Trust's outstanding shares.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds' custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                             FINANCIAL  HIGHLIGHTS

--------------------------------------------------------------------------------

BALANCED FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, independent accountants, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended
August 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to the fiscal years ended August 31, 1998 and 1997, the period March 1, 1996 through August 31, 1996 and to each of the three years in the period ended February 29, 1996, have been audited by PricewaterhouseCoopers LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Prior to August 14, 1995, the Fund pursued certain different investment policies; thus, the information shown below for periods prior to that date may not necessarily be indicative of current or future operations.

                                                                            BALANCED FUND
                                 ---------------------------------------------------------------------------------------------------
                                                                               CLASS A
                                 ---------------------------------------------------------------------------------------------------
                                                                                                                         FOR THE
                                                            FOR THE      FOR THE                                         PERIOD
                                   FOR THE YEARS ENDED     SIX MONTHS      YEAR             FOR THE YEARS ENDED          JULY 1,
                                       AUGUST 31,            ENDED        ENDED                 FEBRUARY 28,            1991+ TO
                                 -----------------------   AUGUST 31,   FEBRUARY 29,   ------------------------------   FEBRUARY 29,
                                   1998         1997        1996(2)        1996          1995       1994       1993       1992
                                 ----------   ----------   ----------   ------------   --------   --------   --------   ------------
Net asset value, beginning of
 period........................   $  12.50     $  10.27     $  10.85      $   9.80     $  12.04   $  11.54   $  11.01      $10.09
                                  --------     --------     --------      --------     --------   --------   --------      ------
Net investment income..........       0.23++       0.23++       0.12++        0.27++       0.26       0.22       0.33        0.19
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.......................       0.31++       2.79++      (0.12)++       1.84++      (1.07)      1.31       0.54        0.96
                                  --------     --------     --------      --------     --------   --------   --------      ------
Net increase (decrease) from
 investment operations.........       0.54         3.02         0.00          2.11        (0.81)      1.53       0.87        1.15
                                  --------     --------     --------      --------     --------   --------   --------      ------
Dividends from net investment
 income........................      (0.22)       (0.24)       (0.10)        (0.31)       (0.23)     (0.25)     (0.34)      (0.23)
Distributions from net realized
 gains from investment
 transactions..................      (1.55)       (0.55)       (0.48)        (0.75)       (1.20)     (0.78)        --          --
                                  --------     --------     --------      --------     --------   --------   --------      ------
Total dividends and other
 distributions to
 shareholders..................      (1.77)       (0.79)       (0.58)        (1.06)       (1.43)     (1.03)     (0.34)      (0.23)
                                  --------     --------     --------      --------     --------   --------   --------      ------
Net asset value, end of
 period........................   $  11.27     $  12.50     $  10.27      $  10.85     $   9.80   $  12.04   $  11.54      $11.01
                                  --------     --------     --------      --------     --------   --------   --------      ------
                                  --------     --------     --------      --------     --------   --------   --------      ------
Total investment return (1) ...       4.69%       30.67%        0.03%        22.08%       (6.02)%    13.57%      8.09%      11.43%
                                  --------     --------     --------      --------     --------   --------   --------      ------
                                  --------     --------     --------      --------     --------   --------   --------      ------
Ratios/Supplemental data:
Net assets, end of period
 (000's).......................   $182,362     $176,403     $157,525      $171,609     $174,761   $216,492   $154,594      $  916
Expenses to average net
 assets........................       1.26%        1.46%        1.34%*        1.29%        1.26%      1.21%      1.18%       1.30%*
Net investment income to
 average
 net assets....................       1.88%        2.02%        2.19%*        2.55%        2.41%      1.74%      2.52%       3.43%*
Portfolio turnover rate........        190%         188%         103%          188%         107%        69%        33%         84%

                                            BALANCED FUND
                                 ------------------------------------
                                              CLASS B
                                 ------------------------------------
                                                            FOR THE
                                   FOR THE YEARS ENDED     SIX MONTHS
                                       AUGUST 31,            ENDED
                                 -----------------------   AUGUST 31,
                                   1998         1997        1996(2)
                                 ----------   ----------   ----------
Net asset value, beginning of
 period........................   $  12.70     $  10.42     $  11.00
                                  --------     --------     --------
Net investment income..........       0.14++       0.14++       0.08++
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.......................       0.31++       2.84++      (0.11)++
                                  --------     --------     --------
Net increase (decrease) from
 investment operations.........       0.45         2.98        (0.03)
                                  --------     --------     --------
Dividends from net investment
 income........................      (0.12)       (0.15)       (0.07)
Distributions from net realized
 gains from investment
 transactions..................      (1.55)       (0.55)       (0.48)
                                  --------     --------     --------
Total dividends and other
 distributions to
 shareholders..................      (1.67)       (0.70)       (0.55)
                                  --------     --------     --------
Net asset value, end of
 period........................   $  11.48     $  12.70     $  10.42
                                  --------     --------     --------
                                  --------     --------     --------
Total investment return (1) ...       3.87%       29.70%       (0.30)%
                                  --------     --------     --------
                                  --------     --------     --------
Ratios/Supplemental data:
Net assets, end of period
 (000's).......................   $ 26,425     $ 22,768     $ 22,307
Expenses to average net
 assets........................       2.03%        2.22%        2.09%*
Net investment income to
 average
 net assets....................       1.13%        1.27%        1.43%*
Portfolio turnover rate........        190%         188%         103%

------------------
  * Annualized

  + Commencement of issuance of shares.

 ++ Calculated using the average shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Fiscal year changed to August 31.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                           BALANCED FUND
         ---------------------------------------------------------------------------------------------------------------------
                                                CLASS B                                                          CLASS C

         ----------------------------------------------------------------------------------------------     -----------------
                                                                                                              FOR THE YEARS
                                                                                                                  ENDED
                                   FOR THE YEARS ENDED FEBRUARY 28 OR 29,                                       AUGUST 31,
         ----------------------------------------------------------------------------------------------     ------------------
          1996       1995       1994         1993         1992         1991         1990         1989        1998        1997
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
         $  9.90    $ 12.10    $ 11.56     $  10.99     $  10.21     $   9.86     $   9.92     $  10.18     $ 12.52     $10.29
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
            0.19++     0.44       0.26         0.30         0.35         0.59         0.65         0.54        0.14++     0.14++
            1.86++    (1.32)      1.18         0.48         0.78         0.38         0.10        (0.28)       0.31++     2.80++
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
            2.05      (0.88)      1.44         0.78         1.13         0.97         0.75         0.26        0.45       2.94
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
           (0.20)     (0.12)     (0.12)       (0.21)       (0.35)       (0.62)       (0.70)       (0.52)      (0.14)     (0.16)
           (0.75)     (1.20)     (0.78)          --           --           --        (0.11)          --       (1.55)     (0.55)
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
           (0.95)     (1.32)     (0.90)       (0.21)       (0.35)       (0.62)       (0.81)       (0.52)      (1.69)     (0.71)
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
         $ 11.00    $  9.90    $ 12.10     $  11.56     $  10.99     $  10.21     $   9.86     $   9.92     $ 11.28     $12.52
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
           21.20%     (6.68)%    12.62%        7.25%       11.24%       10.29%        7.53%        2.73%       3.89%     29.70%
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
         -------    -------    -------     --------     --------     --------     --------     --------     -------     ------
         $26,627    $37,104    $83,178     $160,115     $346,290     $403,557     $557,646     $651,003     $14,581     $8,736
            2.05%      1.98%      2.05%        1.98%        2.02%        1.83%        1.84%        1.94%       2.00%      2.21%
            1.81%      1.60%      1.00%        2.02%        3.25%        5.46%        6.04%        5.37%       1.18%      1.27%
             188%       107%        69%          33%          84%         169%         327%         159%        190%       188%



                                   CLASS C
--------------------------------------------------------------------------------
             FOR THE                           FOR THE
           SIX MONTHS       FOR THE          YEARS ENDED        FOR THE PERIOD
             ENDED        YEAR ENDED         FEBRUARY 28,      JULY 2, 1992+ TO
           AUGUST 31,     FEBRUARY 29,     ---------------        FEBRUARY 28,
             1996(2)         1996           1995    1994              1993
           ----------     ------------     ------  -------     -----------------
             $10.88          $ 9.82        $12.03  $ 11.54             $10.86
             ------          ------        ------  -------             ------
               0.08++          0.19++        0.19     0.14               0.13
              (0.12)++         1.84++       (1.07)    1.30               0.71
             ------          ------        ------  -------             ------
              (0.04)           2.03         (0.88)    1.44               0.84
             ------          ------        ------  -------             ------
              (0.07)          (0.22)        (0.13)   (0.17)             (0.16)
              (0.48)          (0.75)        (1.20)   (0.78)                --
             ------          ------        ------  -------             ------
              (0.55)          (0.97)        (1.33)   (0.95)             (0.16)
             ------          ------        ------  -------             ------
             $10.29          $10.88        $ 9.82  $ 12.03             $11.54
             ------          ------        ------  -------             ------
             ------          ------        ------  -------             ------
              (0.38)%         21.12%        (6.69)%   12.75%             7.78%
             ------          ------        ------  -------             ------
             ------          ------        ------  -------             ------
             $6,979          $7,469        $8,525  $12,916             $7,058
               2.09%*          2.08%         2.01%    1.96%              1.95%*
               1.44%*          1.77%         1.62%    0.97%              1.91%*
                103%            188%          107%      69%                33%

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                                                   BALANCED FUND
                                                                                                               ---------------------
                                                                                                                      CLASS Y
                                                                                                               ---------------------
                                                                                                               FOR THE PERIOD
                                                                                                               MARCH 26, 1998+
                                                                                                                  THROUGH
                                                                                                               AUGUST 31, 1998
                                                                                                               ---------------------
Net asset value, beginning of period....................................................................              $ 12.55
                                                                                                                      -------
Net investment income...................................................................................                 0.11++
Net realized and unrealized gains (losses) from investments, futures and options........................                (1.28)++
                                                                                                                      -------
Net increase (decrease) from investment operations......................................................                (1.17)
                                                                                                                      -------
Dividends from net investment income....................................................................                (0.11)
Distributions from net realized gains from investment transactions......................................                   --
                                                                                                                      -------
Total dividends and other distributions to shareholders.................................................                (0.11)
                                                                                                                      -------
Net asset value, end of period..........................................................................              $ 11.27
                                                                                                                      -------
                                                                                                                      -------
Total investment return (1).............................................................................                (9.41)%
                                                                                                                      -------
                                                                                                                      -------
Ratios/supplemental data:
Net assets, end of period (000's).......................................................................              $   175
Expenses to average net assets..........................................................................                 0.89%*
Net investment income to average net assets.............................................................                 2.48%*
Portfolio turnover rate.................................................................................                  190%

------------------
  * Annualized

  + Commencement of issuance of shares.

 ++ Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if program fees were included. Total investment return for periods of less than one year has not been annualized.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 32

--------------------------------------------------------------------------------
                         ------------------------------


                      [This page intentionally left blank]


                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 33

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

TACTICAL ALLOCATION FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below relating to each of the four fiscal years in the period ended August 31, 1998 have been audited by Ernst & Young LLP. The financial information for the year ended August 31, 1994 and the prior periods was audited by other auditors, whose report on this data was unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                                       TACTICAL ALLOCATION FUND
                                          -----------------------------------------------------------------------------------
                                                                         CLASS A                                     CLASS B
                                          -----------------------------------------------------------------------    --------
                                                                                                                     FOR THE
                                                             FOR THE YEARS                        FOR THE PERIOD      YEARS
                                                                 ENDED                            MAY 10, 1993+       ENDED
                                                              AUGUST 31,                          TO AUGUST 31,      AUGUST 31,
                                          ----------------------------------------------------    ---------------    --------
                                            1998        1997       1996      1995**      1994        1993              1998
                                          --------    --------    -------    -------    ------    ---------------    --------
Net asset value, beginning of period..... $  22.23    $  16.15    $ 14.86    $ 13.78    $13.50        $ 12.90        $  22.08
                                          --------    --------    -------    -------    ------        -------        --------
Net investment income (loss).............     0.15        0.18@      0.18       0.22      0.24           0.08            0.00
Net realized and unrealized gains from
 investments.............................     1.47        6.12@      2.31       2.05      0.32           0.59            1.43
                                          --------    --------    -------    -------    ------        -------        --------
Net increase from investment
 operations..............................     1.62        6.30       2.49       2.27      0.56           0.67            1.43
                                          --------    --------    -------    -------    ------        -------        --------
Dividends from net investment income.....    (0.12)      (0.14)     (0.14)     (0.22)    (0.24)         (0.07)          (0.01)
Distributions from net realized gains
 from investment transactions............    (0.18)      (0.08)     (1.06)     (0.97)    (0.04)            --           (0.18)
                                          --------    --------    -------    -------    ------        -------        --------
Total dividends and other distributions
 to
 shareholders............................    (0.30)      (0.22)     (1.20)     (1.19)    (0.28)         (0.07)          (0.19)
                                          --------    --------    -------    -------    ------        -------        --------
Net asset value, end of period........... $  23.55    $  22.23    $ 16.15    $ 14.86    $13.78        $ 13.50        $  23.32
                                          --------    --------    -------    -------    ------        -------        --------
                                          --------    --------    -------    -------    ------        -------        --------
Total investment return(1)...............     7.31%      39.26%     17.35%     18.43%     4.21%          5.17%           6.49%
                                          --------    --------    -------    -------    ------        -------        --------
                                          --------    --------    -------    -------    ------        -------        --------
Ratios/Supplemental data:
Net assets, end of period (000's)........ $340,245    $170,759    $23,551    $ 1,944    $1,801        $ 3,007        $483,068
Expenses to average net assets...........     0.95%       0.99%      1.17%      1.46%     1.13%          1.06%*          1.71%
Net investment income (loss) to average
 net assets..............................     0.74%       0.88%      1.12%      1.60%     1.64%          1.71%*         (0.02)%
Portfolio turnover rate..................       33%          6%         6%        53%        4%             0%             33%

                                             TACTICAL ALLOCATION FUND
                                           ----------------------------
                                                     CLASS B
                                           ----------------------------
                                                         FOR THE PERIOD
                                                          JANUARY 30,
                                                             1996+
                                                         TO AUGUST 31,
                                                         --------------
                                             1997           1996
                                           ----------    --------------
Net asset value, beginning of period.....   $  16.13        $  15.54
                                            --------        --------
Net investment income (loss).............       0.03@           0.02
Net realized and unrealized gains from
 investments.............................       6.09@           0.57
                                            --------        --------
Net increase from investment
 operations..............................       6.12            0.59
                                            --------        --------
Dividends from net investment income.....      (0.09)             --
Distributions from net realized gains
 from investment transactions............      (0.08)             --
                                            --------        --------
Total dividends and other distributions
 to
 shareholders............................      (0.17)             --
                                            --------        --------
Net asset value, end of period...........   $  22.08        $  16.13
                                            --------        --------
                                            --------        --------
Total investment return(1)...............      38.14%           3.80%
                                            --------        --------
                                            --------        --------
Ratios/Supplemental data:
Net assets, end of period (000's)........   $239,836        $ 28,495
Expenses to average net assets...........       1.74%           1.84%*
Net investment income (loss) to average
 net assets..............................       0.13%           0.47%*
Portfolio turnover rate..................          6%              6%

------------------

  + Commencement of issuance of shares.

  * Annualized.

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

  @ Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; would be lower if sales charges or program fees were included. Total investment returns for periods of less than one year have not been annualized.

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 34

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                     TACTICAL ALLOCATION FUND
         -----------------------------------------------------------------------------------------------------------------
                                                      CLASS C                                                    CLASS Y
         --------------------------------------------------------------------------------------------------     ----------
                                                                                                                 FOR THE
                                     FOR THE YEARS                                      FOR THE PERIOD            YEARS
                                         ENDED                                         JULY 22, 1992+ TO          ENDED
                                      AUGUST 31,                                          AUGUST 31,            AUGUST 31,
         ----------------------------------------------------------------------     -----------------------     ----------
           1998         1997        1996       1995**       1994         1993            1992                     1998
         --------     --------     -------     -------     -------     --------     -----------------------     ----------
         $  22.18     $  16.12     $ 14.87     $ 13.78     $ 13.49     $  12.12             $ 12.00              $  22.33
         --------     --------     -------     -------     -------     --------             -------              --------
            (0.01)        0.03@       0.06        0.12        0.13         0.18                0.03                  0.21
             1.45         6.11@       2.32        2.06        0.33         1.34                0.09                  1.49
         --------     --------     -------     -------     -------     --------             -------              --------
             1.44         6.14        2.38        2.18        0.46         1.52                0.12                  1.70
         --------     --------     -------     -------     -------     --------             -------              --------
               --           --       (0.07)      (0.12)      (0.13)       (0.15)                 --                 (0.17)
            (0.17)       (0.08)      (1.06)      (0.97)      (0.04)          --                  --                 (0.18)
         --------     --------     -------     -------     -------     --------             -------              --------
            (0.17)       (0.08)      (1.13)      (1.09)      (0.17)       (0.15)                 --                 (0.35)
         --------     --------     -------     -------     -------     --------             -------              --------
         $  23.45     $  22.18     $ 16.12     $ 14.87     $ 13.78     $  13.49             $ 12.12              $  23.68
         --------     --------     -------     -------     -------     --------             -------              --------
         --------     --------     -------     -------     -------     --------             -------              --------
             6.49%       38.20%      16.52%     17.57%        3.46%       12.61%               0.98%                 7.62%
         --------     --------     -------     -------     -------     --------             -------              --------
         --------     --------     -------     -------     -------     --------             -------              --------
         $397,767     $233,044     $73,630     $48,105     $62,970     $107,761             $50,222              $ 74,872
             1.70%        1.75%       1.95%       2.22%       1.88%        1.73%             1.75%*                  0.67%
            (0.01)%       0.14%       0.35%       0.86%       0.89%        1.04%               2.42%*                1.03%
               33%           6%          6%         53%          4%           0%                  0%                   33%

                                TACTICAL ALLOCATION FUND
----------------------------------------------------------------------------------------
                                        CLASS Y
----------------------------------------------------------------------------------------
                                                                      FOR THE PERIOD
                                                                      MAY 10, 1993+
                                                                      TO AUGUST 31,
                                                                  ----------------------
             1997            1996          1995**      1994                1993
           ----------     ------------     ------     -------     ----------------------
            $  16.20        $  14.88       $13.79     $ 13.52             $12.90
            --------        --------       ------     -------             ------
                0.23@           0.30         0.23        0.25               0.09
                6.13@           2.24         2.09        0.33               0.60
            --------        --------       ------     -------             ------
                6.36            2.54         2.32        0.58               0.69
            --------        --------       ------     -------             ------
               (0.15)          (0.16)       (0.26)      (0.27)             (0.07)
               (0.08)          (1.06)       (0.97)      (0.04)                --
            --------        --------       ------     -------             ------
               (0.23)          (1.22)       (1.23)      (0.31)             (0.07)
            --------        --------       ------     -------             ------
            $  22.33        $  16.20       $14.88     $ 13.79             $13.52
            --------        --------       ------     -------             ------
            --------        --------       ------     -------             ------
               39.55%          17.70%       18.79%       4.41%              5.30%
            --------        --------       ------     -------             ------
            --------        --------       ------     -------             ------
            $ 36,467        $ 12,803       $2,506     $ 3,880             $3,379
                0.74%           0.95%        1.23%       0.88%              0.81%*
                1.16%           1.38%        1.86%       1.90%              1.96%*
                   6%              6%          53%          4%                 0%

                               -----------------
--------------------------------------------------------------------------------
                               Prospectus Page 35

--------------------------------------------------------------------------------
                         ------------------------------

                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund

                        PROSPECTUS -- NOVEMBER 30, 1998

--------------------------------------------------------------------------------

o PAINEWEBBER BOND FUNDS

  High Income Fund
  Investment Grade Income Fund
  Low Duration U.S. Government
    Income Fund
  Strategic Income Fund
  U.S. Government Income Fund

o PAINEWEBBER TAX-FREE BOND FUNDS

  California Tax-Free Income Fund
  Municipal High Income Fund
  National Tax-Free Income Fund
  New York Tax-Free Income Fund

o PAINEWEBBER ASSET ALLOCATION FUNDS

  Balanced Fund
  Tactical Allocation Fund

o PAINEWEBBER STOCK FUNDS

  Financial Services Growth Fund
  Growth Fund
  Growth and Income Fund
  Mid Cap Fund
  Small Cap Fund
  S&P 500 Index Fund
  Tax-Managed Equity Fund
  Utility Income Fund

o PAINEWEBBER GLOBAL FUNDS

  Asia Pacific Growth Fund
  Emerging Markets Equity Fund
  Global Equity Fund
  Global Income Fund

o PAINEWEBBER MONEY MARKET FUND

o PAINEWEBBER FUNDS OF FUNDS

  Mitchell Hutchins Conservative Portfolio
  Mitchell Hutchins Moderate Portfolio
  Mitchell Hutchins Aggressive Portfolio

        A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

                               -----------------
--------------------------------------------------------------------------------